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                                                                   EXHIBIT 10.49


             PERSONAL LIABILITY ASSIGNMENT AND ASSUMPTION AGREEMENT


         PERSONAL LIABILITY ASSIGNMENT AND ASSUMPTION AGREEMENT, made as of September 20, 2000, by and among Apartment Investment and Management Company, a Maryland corporation ("AIMCO"), AIMCO Properties, L.P., a Delaware limited partnership ("AIMCO OP"), AIMCO/NHP Properties, Inc., a Delaware corporation ("AIMCO/NHP") and NHP Management Company, a District of Columbia corporation ("NHP" and, together with AIMCO, AIMCO/NHP and AIMCO OP, the "Buyers"), and Leo
E. Zickler, an individual ("Zickler") and Francis P. Lavin, an individual ("Lavin", and, together with Zickler, the "Sellers") (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Acquisition Agreement (defined below).

         WHEREAS, Buyers and Sellers, among others, are parties to that certain Acquisition Agreement dated as of June 28, 2000 (the "Acquisition Agreement");

         WHEREAS, Sellers are subject to certain potential personal liabilities set forth under Section IIA of Disclosure Schedule 2.2(c) of the Acquisition Agreement, including without limitation, those potential personal liabilities described in Exhibit A, attached hereto (the "Personal Liabilities");

         WHEREAS, as a condition to Closing under the Acquisition Agreement, various Consents were required to be obtained;

         WHEREAS, Sellers are willing to waive the closing conditions related to the Sellers Required Consents and proceed to Closing provided that Buyers accept the assignment of, assume and indemnify Sellers against the Personal Liabilities.

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the Buyers and Sellers hereby agree as follows:

         Section 1. Assignment and Assumption of Personal Liabilities. Seller hereby assigns the Personal Liabilities to the Buyers. Buyers hereby accept the assignment of and assume the Personal Liabilities.

         Section 2. Indemnification. To the fullest extent permitted by law, from and after the Closing, each of Buyers shall, and hereby does, indemnify, reimburse, defend, and hold harmless Seller and Sellers' Representatives for, from, and against all demands, claims, actions or causes of action, suits, proceedings, arbitrations, and Damages, as and when incurred, asserted against, resulting to, imposed on, or suffered or incurred by any of Seller or Sellers' Representatives, directly or indirectly, in connection with the Personal Liabilities.

         Section 3. Further Assurances. At any time, and from time to time hereafter, upon the reasonable request of Sellers, and without payment of further consideration by Sellers, Buyers will do, execute, acknowledge and deliver, and cause to be done, executed, acknowledged and delivered, all such further acts, documents, correspondence, instruments,


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transfers, endorsements and conveyances as may be reasonably required in order to assign, transfer, and convey to Buyers any or all of the Personal
Liabilities.

         Section 4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of, the parties hereto and their respective successors and assigns.

         Section 5. Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                        BUYERS:

                                        APARTMENT INVESTMENT
                                        AND MANAGEMENT COMPANY,
                                        a Maryland corporation

                                        By:  /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President

                                        AIMCO PROPERTIES, L.P.,
                                        a Delaware limited partnership

                                        By:  AIMCO-GP, Inc.
                                             its general partner


                                             By: /s/ PATRICK J. FOYE
                                                 -----------------------------
                                                 Patrick J. Foye
                                                 Executive Vice President


                                        NHP MANAGEMENT COMPANY, a District of
                                        Columbia corporation

                                        By:  /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President

                                        AIMCO/NHP PROPERTIES, INC.,
                                        a Delaware corporation

                                        By:  /s/ PATRICK J. FOYE
                                             ---------------------------------
                                             Patrick J. Foye
                                             Executive Vice President

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                                        SELLERS:


                                               /s/ Leo E. Zickler
                                        --------------------------------------
                                                   Leo E. Zickler


                                               /s/ Francis P. Lavin
                                        --------------------------------------
                                                   Francis P. Lavin







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                                                                       EXHIBIT A

                          LIST OF PERSONAL LIABILITIES